UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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NORTHPORT NETWORK SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHPORT NETWORK SYSTEMS INC.
601 Union Street, Suite #4200,
Seattle, WA, 98101

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON Friday, October 7, 2011

To the Shareholders of Northport Network Systems Inc.:

Notice is hereby given to the shareholders (the “Shareholders”) of Northport Network Systems Inc., a Washington corporation (the “Company”) that the 2011annual meeting of shareholders (the “Annual Meeting”), will be held at the Company’s office at Suite #512, A. No. 1 Huoju Road, Qixianling Industry Base - High Tech Zone, Dalian, China on Friday, October 7, 2011 at 1:00 p.m. (local China time—which is Pacific Daylight Time plus 15 hours), for the following purposes:

Proposal 1:	To re-elect five (5) directors to serve until the next annual meeting of shareholders;

Proposal 2:	To ratify the appointment of Samuel H. Wong & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011

Other Business:	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

The board of directors has set August 31, 2011 (the “Record Date”), as the record date for the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of shareholders as of the Record Date will be available for inspection for any purpose related to the Annual Meeting, during the ten (10) days prior to the Annual Meeting, at the Company’s Seattle and Dalian offices, during regular business hours and at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to ensure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

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IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Yan Zhao
Yan Zhao, Chief Executive Officer,
President and Director

Seattle, Washington
September 8, 2011

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TABLE OF CONTENTS

INFORMATION ABOUT THE MEETING	5

PROPOSAL NO. 1 BOARD ELECTION	11
General	11
CURRENT BOARD OF DIRECTORS AND NOMINEES FOR ELECTION	11
Information Concerning Directors and Nominees for Election	12
Legal Proceedings	13
Transactions with Related Persons	14
Promoters and Certain Control Persons
Section 16(a) Beneficial Ownership Reporting Compliance	14
CORPORATE GOVERNANCE	14
Director Independence	14
Board Meetings and Committees; Annual Meeting Attendance	14
Nomination Committee	15
Audit Committee	15
Compensation Committee	15
Shareholder Communications	16
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	16
Summary Executive Compensation Table	16
Employment Agreements with Our Executives and Employees	17
Employment Bonus Compensation	17
Outstanding Equity Awards at Fiscal Year End	17
Director Compensation	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	20
Fees to Independent Registered Public Accountants for the 2010 Fiscal Year	20
ANNUAL REPORT	21
SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING	21
OTHER MATTERS	21
PROXY FORM	23

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NORTHPORT NETWORK SYSTEMS INC.

PROXY STATEMENT
For Annual Meeting of Shareholders
To Be Held on Friday, October 7, 2011

This proxy statement (this “Proxy Statement”) is being furnished to the shareholders of record as of the close of business on August 31, 2011 (“Shareholders”) holding shares of common stock, $.001 par value (the “Common Stock”) of Northport Network Systems Inc., a Washington corporation (the “Company”), in connection with the solicitation by the board of directors (the “Board”) of proxies for use at the Company’s 2011 annual meeting of shareholders (the “Annual Meeting”), to be held on Friday, October 7, 2011 at 1:00 p.m. (local China time—which is Pacific Daylight Time plus 15 hours), at the Company’s office at Suite #512, A. No. 1 Huoju Road, Qixianling Industry Base - High Tech Zone, Dalian, China and at any adjournments or postponements thereof. The matters to be considered and acted upon at the Annual Meeting are described in this proxy statement.

The proxy statement and accompanying proxy card are first being mailed to the Shareholders on or about September 9, 2011.

INFORMATION ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, Shareholders will be asked to vote upon the following matters, which are also outlined in the notice of meeting on the cover page and described in this Proxy Statement:

Proposal 1:	To re-elect five (5) directors to serve until the next annual meeting of shareholders;

Proposal 2:	To ratify the appointment of Samuel H. Wong & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011

Other Business:	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

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After the conclusion of business at the Annual Meeting the Board and management of the Company will respond to questions from Shareholders.

Who is entitled to vote?

Only common stock Shareholders of record as of the close of business on August 31, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. Each Shareholder is entitled to one (1) vote per share. Pursuant to the Company’s Articles of Incorporation, the Company is authorized to issue 100,000,000 shares of Common Stock at $.001 par value. As of the Record Date, there are 33,700,012 shares of Common Stock issued and outstanding. In addition, the Company is authorized to issue 100,000,000 Preferred Stock at $.001 par value. As of the Record Date, there were no Preferred Shares issued and outstanding.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders may submit proxies by completing, signing and dating the attached proxy card and mailing them in the accompanying pre-addressed envelopes. Shareholders who hold shares beneficially in street name may vote by mailing, completing, signing, and dating the voting instruction cards provided.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may revoke or change your vote at any time before the proxy is exercised by sending a notice of revocation or a duly executed proxy card bearing a later date to the Company’s Seattle office with attention to the Secretary. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

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Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees for election as directors or your vote may be “WITHHELD” with respect to one or more of such nominees.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board, which will be voted “FOR” the proposals described in this Proxy Statement.

What is the voting requirement to approve each of the proposals?

In the election of directors, pursuant to Washington law, the five (5) directors nominated for election receiving the highest number of “FOR” votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

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What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 33,700,012 shares of Common Stock, representing the same number of votes, were issued and outstanding. Thus, the presence of the holders of Common Stock representing at least 16,850,006 shares will be required to be present in person or by proxy to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present.

What happens if additional matters are presented at the Annual Meeting?

Other than the two proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Yan Zhao and Zhong Bo Jia, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for an unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy “FOR” such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a separate set of voting materials?

If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, Form 10-K for the fiscal year ended December 31, 2010 and Proxy Statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

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Northport Network Systems Inc.
601 Union Street, Suite #4200
Seattle, Washington, 98101
Attn: Yan Zhao
(206) 652-3451

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in the Company’s next quarterly report on Form 10-Q.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

As summarized below, there are some distinctions between shares held of record and those owned beneficially.

—	Shareholder of Record — If your shares are registered directly in your name with the Company’s transfer agent, Holladay Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed or sent a proxy card to your address of record for your use.

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—	Beneficial Owner — If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

How will my proxy be voted?

Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the proposals contained herein. We are not aware of any other matter that may be properly presented other than the proposals described herein. If any other matter is properly presented, the persons named in the enclosed form of proxy card will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don’t mark the boxes on my proxy?

Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement.

Can I go to the Annual Meeting if I vote by proxy?

Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Annual Meeting or by delivering a later dated proxy.

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PROPOSAL NO. 1

BOARD ELECTION

General

The Board currently consists of five (5) directors, all of one class; however the Company’s current Bylaws permit a Board consisting of up to nine directors. Directors are elected for a term of office to expire at the next annual meeting of shareholders after their election and until their successors are duly elected and qualified. The Board proposes that the five nominees for election described below, be elected for a term of one year or until their successors are duly elected and qualified. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Set forth below are the names of the nominees for election as directors, their positions and offices with the Company (if applicable), their principal occupations during the past five years, directorships held with other corporations (if applicable), certain other information, their ages and, if relevant, the year they became a director of the company.

The Board of Directors unanimously recommends that you vote “FOR”
the election of each of the nominees for director, which requires that the nominees receiving the highest number of votes in their favor will be elected.

CURRENT BOARD OF DIRECTORS AND NOMINEES FOR ELECTION

Name	Current Position with Company	Age[1]
Yan Zhao	Chairman of the Board, President and Chief Executive Officer	57
Zhong Bo Jia	Vice President and Director	57
Jim Howell Qian	Chief Financial Officer, Corporate Secretary, Corporate Treasure and Director	49
Yu Jianhua	Director and Chief Operations Officer of China Operations	55
Xiaoliang Jia	Director and Dalian Beigang – Chief Executive Officer	30

1 As of the date of this Proxy Statement

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Information Concerning Directors and Nominees for Election

Directors serve for a term of one year or until their successors are elected and qualified. Directors do not receive cash compensation for service as such. Executive officers are appointed and serve at the will and discretion of the Board of Directors. The only family relationship between or among any of the directors or executive offices of the Company is between Yan Zhao and Zhong Bo Jian who are husband and wife, and Xiaoliang Jia who is their son.

Yan Zhao – Chairperson, President and Chief Executive Officer

Yan Zhao has been our Chairman of the Board, President and Chief Executive Officer since 2004. She was replaced by Jim H. Qian, Ph.D. as our Chief Executive Officer in October 2009 and resumed that position in September 2010. She is Chairperson, President and Chief Executive Officer of our subsidiary, Dalian Beigang Information Industry Development Co. Ltd., which she co-founded in 1997. Prior to 1997, she spent five years as general manager of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1992, she was general manager of the Dalian Post and Telecommunication Bureau. Yan Zhao is a 1976 Bachelor of Science graduate of Chang Chun Post and Telecommunications College. She became President and director of Northport in April 2004.

Jim Howell Qian - Chief Financial Officer, Corporate Secretary, Corporate Treasurer, and Director

Jim H. Qian, Ph.D. has been our Director since October 2009 and served as our Chief Executive Officer from October 2009 to August 2010. Dr. Qian was the President and CEO of American Centrality Group, Inc., a biotech holding company from 2006 to 2009. Dr. Qian also was a Co-founder and served as President of Abgenome, Inc. Berkeley, CA, which develops in vitro diagnostic kits for cardiovascular diseases from 2006 to 2009. Dr. Qian was the Co-founder and served as President of ProMab Biotechnologies, Inc., which develops and markets recombinant proteins, antibody-based reagents and diagnostic kits, and tissue chips to academic and pharmaceutical laboratories worldwide from 2001 to 2005. Before launching ProMab, Dr. Qian was a scientist at Incyte Genomics, Inc. He received his postdoctoral training in Biochemistry from University of California at Berkeley and obtained his Ph.D. in Microbial Biology from University of Nebraska-Lincoln.

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Zhong Bo Jia – Vice President and Director

Zhong Bo Jia has been our Vice President and Director since 2004. From 1992 until co-founding Dalian Beigang Information Industry Development Co. Ltd. in 1997, Mr. Jia was President of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1973 and from 1977 to 1992, he was with the Dalian Post and Telecommunication Bureau as Vice General Manager. Mr. Jia is a 1977 Bachelor of Science graduate from Beijing Post and Telecommunication University.

Jianhua Yu — Director and Chief Operations Officer of China Operations

Jianhua Yu has been Director and Chief Operations Officer of China Operations of the Company since October 2009. Mr. Yu has significant expertise in real estate and property development. From 2001 to the present, he has been Chairman of Dalian Jintudi Real Estate Development Co. Ltd., a real estate development company located in Dalian. Prior to that he was Deputy General Manager of Dalian Xintian Real Estate Development Co. Ltd. and Dalian Dongfang Real Estate Development Co. Ltd. Previously he spent almost twenty years as a Factory Manager with a number of food and safety equipment manufacturing factories in Dalian.

Xiaoliang Jia –Dalian Beigang Chief Executive Officer and Director

Mr. Jia has been Chief Executive Officer of Dalian Beigang since June 2010 and Director since September 2010. He has worked as a Manager in the finance department of Dalian Beigang from 2005 to 2008. Mr. Jia has been Chairman and President at Beijing Zurui International Trade Co. Ltd. since 2009. Mr. Jia is Chairman and President of Dalian High Power environment-Protection Technology Management Co. Ltd, an energy saving management company since 2009. Mr. Jia obtained a Bachelor degree in Computer Information Management and Engineering from Central Queensland University in Australia in 2002 and a Bachelor degree in Business Management from Dalian Entrepreneur Management College in 2005.

Legal Proceedings

The Company’s directors, officers, affiliates or associate of any such director, officer or affiliate is not a party adverse and does not have a material interest adverse to the Company or any of its subsidiaries.

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Transactions with Related Persons

As of June 30, 2011, the Company owed $506,465, to Yan Zhao as unsecured loan and imputed interest is computed at 5% per annum on the amount due. The balance is repayable on demand.

On August 28, 2009, the Company issued 1,500,000 shares of common stock valued at $1,125,000 to Mr. Jianhua Yu who has paid $1,065,383 to the Company. The remaining balance of $59,617 was recorded as related party receivable as of June 30, 2011. Mr. Jianhua Yu was subsequently appointed director of the Company on October 27, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers, directors and persons who own more than ten percent (10%) of the common stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and beneficial owners are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2010, none of its officers, directors and beneficial owners has complied with all Section 16(a) filing requirements applicable the them with respect to transactions during the 2010 fiscal year.

CORPORATE GOVERNANCE

Director Independence

None of the Directors are considered “independent.”

Board Meetings and Committees; Annual Meeting Attendance

The Board met six (6) times during the 2010 fiscal year. Each of the Company’s current directors attended 100% of the aggregate number of Board and Board committee meetings. The Company does not have a specific policy regarding director attendance at the annual meeting of shareholders; however, all directors are encouraged to attend if available. The Company held an annual meeting of the shareholders in Seattle, Washington, USA on September 24, 2010. The Board has not established a compensation committee, audit committee or a nominating committee.

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Nomination Committee

The Company does not have a standing nomination committee or committee performing similar functions. Due to the small size of the Board, all directors participate in carrying out nominating responsibilities. In identifying qualified individuals to become directors, the Board selects candidates whose attributes it believes would be most beneficial to the Company. The Board evaluates each individual’s experience, integrity, competence, diversity skills and dedication in the context of the needs to the Board. The Board generally will require that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and a general appreciation of the business and industry issues facing the Company. The Board does not have a policy with regard to shareholder nominations; however, it will consider qualified nominees recommended by the shareholders. The Board is in the process of developing provisions to address the process by which a shareholder may nominate an individual to stand for election to the Board.

Audit Committee

The Company has not established an audit committee because the Company does not have any directors that meet the requirements of independence. The Board intends to establish a formal audit committee in the near future. The Board has elected to be responsible for policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent registered public accountants and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review the auditors’ report on the Company’s financial statements following completion of each audit.

Compensation Committee

The Company has not established a compensation committee. The entire Board participated in deliberations concerning the executive officer compensation in 2010. Based on the Board’s review and discussions regarding executive compensation, the Board has decided to include information relating to executive compensation in this Proxy Statement, which can be found below.

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Shareholder Communications

The Company has no policy regarding shareholder communications; however, shareholders may contact any of the Company’s directors by writing to them at Northport Network Systems Inc., 601 Union Street, Suite 4200, Seattle, Washington, 98101. Historically, the Board has not received shareholder communications and therefore, the Board does not have a formal process in place for handling such communications; however, the Board is actively evaluating such a process and expects to adopt a policy in the near future.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Executive Compensation Table

The following table sets forth a summary of all compensation for the last fiscal ending year on December 31, 2010, awarded to, earned by, or paid to the persons serving as the Company’s principal executive officer and the two most highly compensated executive officers other than our principal executive officer.

		Base				Change in
Name,		Salary		Option	Non-Equity	Pension	All	Other Total
Principal		$	Bonus	Awards	Incentive Plan	Value and	Compensation	Compensation
Position	Year	(1)	$	$	Compensation	Nonqualified	$	$

Yan Zhao,	2008	$21,552						$21,552
Chairperson, CEO and	2009	$35,088	-0-	-0-	-0-	-0-	-0-	$35,088
President	2010	$11,890						$11,890

Jim Howell Qian,	2008	$0						$0
Chief Financial Officer,	2009	$31,579	-0-	-0-	-0-	-0-	-0-	$31,579
and Director	2010	$0						$0

(1) Executives residing in China, receive compensation in Chinese Yuan. The U.S. Dollar amounts expressed above have been derived using an exchange rate of $1.00 = 6.56 Yuan.

(2) There is no formal pension plan currently in place for the Company’s executives or employees other than pension plans required by law for Chinese staff.

(3) The Company has not paid any other compensation to its executives.

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Employment Agreements with Our Executives and Employees

The Company has employment agreements with two of its Executive Officers. The agreement with Mr. Zhong Bo Jia is from January 1, 2002 to December 31, 2005 and has been renewed annually through December 31, 2011. The agreement with Mr. Xiaoliang Jia is from January 1, 2002 to December 31, 2004 and has been renewed annually through December 31, 2011. Both agreements only set minimum monthly salary of RMB800 or US$122. Mr. Yan Zhao makes determination on the actual employment compensation above the minimum monthly amount.

Other than as stated herein, no other arrangements exist whereby our executive officers would receive compensation in the form of bonuses, options or other compensation under non-equity incentive plans. Furthermore, no pension plan is currently in place for the Company’s executives or employees other than as required by law for China based executives.

The Company did not offer a pension plan during fiscal year 2010 other than as required by law for China based staff. The full time Chinese employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits. The total provision and contributions made for such employee benefits was $26,942 and $9,117 for the years ended December 31, 2010 and 2009, respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

Employment Bonus Compensation

The Company did not offer any employment bonuses during fiscal year 2010.

Outstanding Equity Awards at Fiscal Year End

The Company did not offer any equity options during fiscal year 2010.

Director Compensation

The Company did not enter into any director compensation arrangements during the fiscal year 2010.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 2011, the Company’s outstanding Common Stock owned of record or beneficially by each executive officer and director and by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company’s Common Stock, and the shareholdings of all executive officers and directors as a group. Each person has sole voting and investment power with respect to the shares shown.

NAME AND TITLE OF BENEFICIAL OWNER	NUMBER OF COMMON SHARES OWNED	PERCENT OF CLASS
Yan Zhao Chairperson, CEO and President	5,750,000	17.06%

Zhong Bo Jia, Vice President and Director	3,375,000	10.01%

James Wang	2,239,120	6.64%

Jim Howell Qian Chief Financial Officer	0	0%

Jianhua Yu Director	1,500,000	4.45%

Xiaoliang Jia Director and Dalian Beigang – Chief Executive Officer	200,000	Less then 1%

MAS Capital Group, Inc.	2,000,000	5.93%

All Executive Officers and Directors As a Group (5 persons)	10,825,000	32.12%

The Company is not aware of any arrangement which might result in a change in control in the future. The addresses of the principal shareholders are:

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Yan Zhao:
Unit 1-102, Building 8, No. 46 Binhai Xi Road
Xigang District
Dalian, Liaoning Province, China

Zhong Bo Jia:
Unit 1-102, Building 8, No. 46 Binhai Xi Road369
Xigang District
Xigang District, Dalian, Liaoning Province, China

James Wang:
#4200, 601 Union Street,
Seattle, Washington, 98101

Jianhua Yu
Room 1804, Bainian Hui D7 Building, Huizhan Road, Shahekou District
Dalian, China

Jim Howell Qian
Room 1804, Bainian Hui D7 Building, Huizhan Road, Shahekou District
Dalian, China

Xiaoliang Jia

Unit 1-102, Building 8, No. 46 Binhai Xi Road
Xigang District
Dalian, Liaoning Province, China

MAS Capital Group, Inc.
29th Fl., Building C, 855 World Plaza
South Pudong Road
Shanghai, China

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board has appointed Samuel H. Wong & Co., LLP, as the Company’s independent registered public accountants to examine the financial statements of the Company for the fiscal year ending December 31, 2011. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

Fees to Independent Registered Public Accountants for the 2010 Fiscal Year

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements and review of financial statements included in our Form 10-K and 10-Q for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2010: $30,000 – Samuel H. Wong & Co., LLP

$14,012 – Baker Tilly Hong Kong Limited

2009: $12,000 – Jimmy C.H. Cheung & Co.

$35,000 – Baker Tilly Hong Kong Limited

Audit Related Fees.

2010: $0 – Samuel H. Wong & Co., LLP

$0 – Baker Tilly Hong Kong Limited

2009: $0 – Jimmy C.H. Cheung & Co.

$0 – Baker Tilly Hong Kong Limited

Tax Fees

2010: $0 – Samuel H. Wong & Co., LLP

$0 – Baker Tilly Hong Kong Limited

2009: $0 – Jimmy C.H. Cheung & Co.

$0 – Baker Tilly Hong Kong Limited

All Other Fees

2010: $0 – Samuel H. Wong & Co., LLP

$0 – Baker Tilly Hong Kong Limited

2009: $0 – Jimmy C.H. Cheung & Co.

$0 – Baker Tilly Hong Kong Limited

The Board recommends that shareholders vote “FOR” ratification of the appointment of Samuel H. Wong & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011.

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In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Board.

ANNUAL REPORT

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED HEREWITH. ADDITIONAL COPIES WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 601 UNION STREET, SUITE 4200, SEATTLE, WA, 98101, ATTENTION: Yan Zhao.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

The 2011 annual meeting of shareholders is expected to be held on October 7, 2011. If any shareholder wishes to submit a proposal for inclusion in the proxy statement for the Company’s 2011 annual meeting, the rules of the Securities and Exchange Commission by following the procedures described in SEC Rule 14a-8 of the Securities and Exchange Act of 1934, as amended. A representative from the Company’s accounting firm will not be present for the meeting. To be eligible for inclusion, shareholder proposals must be received by the Company’s Corporate Secretary no later than September 31, 2011. Proposals should be sent to Corporate Secretary, Northport Network Systems Inc., 601 Union Street Suite 4200, Seattle, Washington, 98101.

OTHER MATTERS

Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting; the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

By Order of the Board of Directors,

/s/ Yan Zhao
Yan Zhao, Chief Executive Officer,

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NORTHPORT NETWORK SYSTEMS INC.

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS ON Friday,

October 7, 2011

The undersigned hereby appoints Yan Zhao, Zhong Bo Jia, all or any of them, to be the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting to be held on the above date and place, and at any postponements or adjournments thereof, with all powers that the undersigned would have if personally present at the Annual Meeting. This proxy card, when properly executed, will be voted in the manner as set forth below. The proxy is hereby authorized to vote in his discretion upon such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof. If the Company does not receive your proxy card prior to the time of the Annual Meeting your vote will not be accepted.

IMPORTANT TO BE SIGNED AND DATED: Simply sign and date the proxy card on the following page and return it by facsimile to (206) 652-3205 and U.S. mail, in the enclosed postage-prepaid envelope.

NORTHPORT NETWORK SYSTEMS INC.
PROXY CARD FOR THE ANNUAL MEETIN OF SHAREHOLDERS

Proposal
No.	Proposal Description		Vote
Proposal 1:	To re-elect five (5) directors to serve until the next annual meeting of shareholders;	☐FOR	☐AGAINST	☐ABSTAIN
Proposal 2:	To ratify the appointment of Samuel H. Wong & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011.	☐FOR	☐AGAINST	☐ABSTAIN
Other Business:	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.	☐FOR	☐AGAINST	☐ABSTAIN

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(1)	If checking the box in Proposal 1 you are voting “FOR,” “AGAINST,” or “ABSTAIN” for all three directors. If you wish to withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.

Withholding Vote for the following nominee:_________________________________________________

If the undersigned fails to specify the manner in which the undersigned’s shares are to be voted by checking one of the boxes above, those shares shall be voted FOR the election of the candidates above. The undersigned hereby acknowledges receipt of the accompanying notice and proxy statement of the Annual Meeting.

IMPORTANT: Please sign as name(s) appear on your shareholder records and date this proxy card. If a joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

Dated: ___________ ___, 2011

(Name of Shareholder- Please Print)	(Name of Co-Owner, if any- Please Print)

(Signature and title, if any)	(Signature and title, if any)

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